UNDERWRITERS' STATEMENT
                               COMPUTATIONAL MATERIALS

                       FIRST UNION COMMERCIAL MORTGAGE TRUST-
                    COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 FUNB SERIES 1999-Cl

     The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets and Morgan Stanley & Co. Incorporated (the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

     Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

     Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

     Investors should read the Underwriters' Statement which accompanies these Computational Materials.

     Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. No representation is made as to the appropriateness, usefulness, accuracy or completeness of these materials or the assumptions on which they are based. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus, which shall be deemed to supersede, amend and supplement these Computational Materials in their entirety. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

                                    FU1999-1

                                     TOP 3
                                     STATES
    --------------------------------------------------------------------
    % Hotel/Hospitality                VA                     2.28
                                       TX                     1.47
                                       PA                     1.47
                                     Total                   10.30
    --------------------------------------------------------------------
    % Office                           CA                     3.95
                                       MD                     2.52
                                       NJ                     1.10
                                     Total                    9.98
    --------------------------------------------------------------------
    % Retail                           CA                     9.25
                                       MD                     3.14
                                       FL                     3.01
                                     Total                   21.99
    --------------------------------------------------------------------
    % Multifamily                      FL                     7.06
                                       GA                     4.60
                                       PA                     3.55
                                     Total                   41.91
    --------------------------------------------------------------------
    % Industrial                       IL                     0.43
                                       NH                     0.27
                                       FL                     0.25
                                     Total                    0.94
    --------------------------------------------------------------------
    % Mobile Home Park                 NC                     0.09
                                       N/A                      0
                                       N/A                      0
                                     Total                    0.09
    --------------------------------------------------------------------
    % Self Storage                     CA                     0.33
                                       N/A                      0
                                       N/A                      0
                                     Total                    0.33
    --------------------------------------------------------------------
    % Mixed Use                        CA                     0.40
                                       FL                     0.26
                                       N/A                      0
                                     Total                    0.66
    --------------------------------------------------------------------
    % Convenience Store                N/A                     --
                                       N/A                     --
                                       N/A                     --
                                       N/A                     --
    --------------------------------------------------------------------
    % Health Care                      NY                     1.70
                                       KY                     0.58
                                       CO                     0.50
                                     Total                    3.92
    --------------------------------------------------------------------
    % Other                                                    --
                                                               --
                                                               --
                                                               --
    --------------------------------------------------------------------
    % CTL                              NY                     1.69
                                       TX                     1.23
                                       FL                     1.10
                                     Total                    9.89
    --------------------------------------------------------------------